Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2013 (the “Report”) of The Hillman Companies, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof; I, James P. Waters, the Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ James P. Waters
Name: James P. Waters Date: March 28, 2014